UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2013

IKANOS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

000-51532

(Commission File Number)

Delaware	73-1721486
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

47669 Fremont Boulevard, Fremont, California 94538

(Address of principal executive offices, with zip code)

(510) 979-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 28, 2013, Mr. Douglas Norby resigned from the Board of Directors of Ikanos Communications, Inc., effective as of April 1, 2013.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKANOS COMMUNICATIONS, INC.

Date: March 29, 2013	By:	/s/ Dennis Bencala
Dennis Bencala
Chief Financial Officer and Vice President of Finance